UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: May 31, 2005
(Date of earliest event reported)

AGILYSYS, INC.

(Exact name of registrant as specified in its charter)

Ohio	000-5734	34-0907152

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6065 Parkland Boulevard, Mayfield Heights, Ohio	44124

(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (440) 720-8500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 31, 2005, Agilysys, Inc. (the “Company”) entered into an amendment to its Change of Control Agreement (the “Agreement”) with Martin F. Ellis, Executive Vice President, Corporate Development and Investor Relations. The Agreement was included as Exhibit 10(hh) with the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2004. The amendment to the Agreement, which is effective April 28, 2005, is attached hereto as Exhibit 10.1 and incorporated herein by reference.

On May 31, 2005, the Company entered into a Non-Competition Agreement with Martin F. Ellis, Executive Vice President, Corporate Development and Investor Relations. The Non-Competition Agreement, which is effective as of April 28, 2005, is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1	Amendment No. 1 to Change of Control Agreement dated June 30, 2003 between Agilysys, Inc. and Martin F. Ellis, effective May 31, 2005.

10.2	Non-Competition Agreement between Agilysys, Inc. and Martin F. Ellis, effective May 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.
	By:	/s/ Arthur Rhein

Arthur Rhein Chairman, President and Chief Executive Officer
Date: June 6, 2005

Exhibit Index

Exhibit Number	Description
10.1	Amendment No. 1 to Change of Control Agreement dated June 30, 2003 between Agilysys, Inc. and Martin F. Ellis, effective May 31, 2005.

10.2	Non-Competition Agreement between Agilysys, Inc. and Martin F. Ellis, effective May 31, 2005.